UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report: (Date of earliest event reported): February 22, 2011
Chico’s FAS, Inc.
(Exact Name of Registrant as Specified in its Charter)
Florida
(State or Other Jurisdiction of Incorporation)

001-16435	59-2389435

(Commission File Number)	(IRS Employer Identification No.)

11215 Metro Parkway, Fort Myers, Florida	33966

(Address of Principal Executive Offices)	(Zip code)
(239) 277-6200
(Registrant’s Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EX-99.1
EX-99.2

Item 2.02. Results of Operations and Financial Condition
     On February 23, 2011, Chico’s FAS, Inc. (the “Company”) issued a press release announcing its fourth quarter and fiscal year earnings for the period ended January 29, 2011. A copy of the release issued on February 23, 2011 is attached to this Report as Exhibit 99.1 and is incorporated by reference herein.
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
     On February 22, 2011, the Company issued a press release announcing the retirement of Jeffrey Jones, Chief Operating Officer. Kent Kleeberger, Chief Financial Officer, will be replacing Mr. Jones as Chief Operating Officer. A copy of the release issued on February 22, 2011 is attached to this Report as Exhibit 99.2 and is incorporated by reference herein.
Item 8.01. Other Events
     On February 23, 2011, the Company also announced that its Board of Directors declared a quarterly cash dividend of $0.05 per share.
Item 9.01. Financial Statements and Exhibits
     (d) Exhibits:

Exhibit 99.1	Press Release of Chico’s FAS, Inc. dated February 23, 2011

Exhibit 99.2	Press Release of Chico’s FAS, Inc. dated February 22, 2011

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHICO’S FAS, INC.
Date: February 23, 2011	By:	/s/ Kent A. Kleeberger
Kent A. Kleeberger, Executive Vice President —
Chief Financial Officer and Treasurer

INDEX TO EXHIBITS

Exhibit Number	Description

Exhibit 99.1	Press Release of Chico’s FAS, Inc. dated February 23, 2011

Exhibit 99.2	Press Release of Chico’s FAS, Inc. dated February 22, 2011